Exhibit 99.4


                                LEHMAN BROTHERS

                                  Transaction


Date:         14 June, 2006

To:           IndyMac INDX Grantor Trust 2006-AR8
              c/o Deutsche Bank National Trust Company
              1761 East St. Andrew Place,
              Santa Ana, California 92705-4934,
              Attention: Trust Administration; IN06A8
              Facsimile: (714) 247-6470


From:         Lehman Brothers Special Financing Inc.
              Mandy Lee - Confirmations Group
              Facsimile:  (+1) 646-885-9551 (United States of America)
              Telephone:  212-526-9257

Ref. Numbers: Risk ID: 1216809L / Effort ID: N947865 / Global Deal ID: 2527851


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Dear Sir or Madam:

The purpose of this communication is to set forth the terms and conditions of the interest rate transaction that has been entered into on the Trade Date referred to below (the "Transaction"), between Lehman Brothers Special Financing Inc. ("Party A") and Deutsche Bank National Trust Company, solely in its capacity as grantor trustee (the "Grantor Trustee") of IndyMac INDX Grantor Trust 2006-AR8, a grantor trust (the "Grantor Trust" or "Party B"). This communication constitutes a "Confirmation" as referred to in the Master Agreement specified below.

This Confirmation is subject to and incorporates the terms of the 1992 version of the preprinted multicurrency cross-border form of Master Agreement (the "Agreement") published by the International Swaps and Derivatives Association, Inc. ("ISDA"), but without regard to any modifications or elections that the parties may be entitled to make pursuant to a Schedule except as provided in the Additional Provisions paragraph herein. All provisions contained in, or incorporated by reference to, the Agreement shall govern this Confirmation except as expressly modified below. In addition, this Confirmation shall itself evidence a complete and binding agreement between you and us as to the terms and conditions of the Transaction to which this Confirmation relates.

Party A and Party B each represents that entering into the Transaction is authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party and that, upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors' rights generally and to equitable principles of general application.




                    LEHMAN BROTHERS SPECIAL FINANCING INC.
                             LEHMAN BROTHERS INC.
                     745 SEVENTH AVENUE, NEW YORK NY 10019

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a "Transaction" shall be deemed to be references to a "Swap Transaction". Capitalized terms used herein not otherwise defined are given their meaning in the Prospectus Supplement dated as of 31 May, 2006 among IndyMac MBS, Inc., as Depositor, IndyMac Bank Sponsor, as Seller and Servicer, IndyMac INDX Mortgage Loan Trust 2006-AR8, as Issuing Entity, and IndyMac INDX Grantor Trust 2006-AR8, as Grantor Trust Issuing Entity (the "Prospectus Supplement").

The terms of the particular Transaction to which this communication relates are as follows:

   General Terms:

      Trade Date:                               23 May, 2006

      Effective Date:                           31 May, 2006

      Termination Date:                         The earlier of (i) the
                                                Distribution Date following
                                                the date on which the Current
                                                Principal Balance of the
                                                underlying Class A2-A2 from
                                                the IndyMac INDX Mortgage Loan
                                                Trust 2006-AR8 (the
                                                "Underlying Class A2-A2") is
                                                reduced to zero, or (ii) 25
                                                July, 2046.

      Principal Balance:                        As reported on Bloomberg
                                                Financial Services, Inc.
                                                ("Bloomberg") for INDX
                                                2006-AR8 for the Class A2-A3,
                                                by entering Cusip 456618AD9,
                                                <Mtge>, type "pdi4", <Go>. If
                                                Bloomberg fails to publish the
                                                Principal Balance of the Class
                                                A2-A3 for any Calculation
                                                Period, the Principal Balance
                                                of the Class A2-A3 shall be
                                                provided by the Grantor
                                                Trustee to the Calculation
                                                Agent pursuant to the Pooling
                                                and Servicing Agreement dated
                                                as of 01 May, 2006 among
                                                Deutsche Bank National Trust
                                                Company, as trustee, IndyMac
                                                F.S.B., as seller and
                                                servicer, and IndyMac MBS,
                                                Inc., as depositor (the
                                                "PSA").

      Notional Amount:                          USD 66,543,000.00 for the
                                                initial Calculation Period,
                                                and for each Calculation
                                                Period thereafter, the Current
                                                Principal Balance of the Class
                                                A2-A3 Certificates.

   Floating Amounts I:

      Floating Amount I Payer:                  Party B

      Floating Amount I Payer Payment Dates:    The 25th calendar day of each
                                                month, from and including 25
                                                June, 2006 to and including
                                                the Termination Date, subject
                                                to adjustment in accordance
                                                with the Modified Following
                                                Business Day Convention.

      Floating Amount I:                        Any Net Rate Carryover
                                                allocated to the Underlying
                                                Class A2-A2 Certificates for
                                                that Distribution Date, to the
                                                extent covered by a previous
                                                Cap Payment.



       Risk ID: 1216809L / Effort ID: N947865 / Global Deal ID: 2527851

      Floating Rate Day Count Fraction:         Actual/360

      Reset Dates:                              The first day of each
                                                Calculation Period

   Floating Amounts II:

      Floating Amount II Payer:                 Party A

      Floating Amount II Payer Payment Dates:   The 25th calendar day of each
                                                month, from and including 25
                                                June, 2006 to and including
                                                the Termination Date, subject
                                                to adjustment in accordance
                                                with the Modified Following
                                                Business Day Convention.

      Floating Amount II:                       The product of (1) Class
                                                Certificate Balance of the
                                                Class A2-A3 Certificates
                                                immediately prior to that
                                                Distribution Date and (2) the
                                                excess, if any, between (x)
                                                one-month LIBOR plus (i) for
                                                the Interest Accrual Period
                                                related to any Distribution
                                                Date occurring on or prior to
                                                the first possible Optional
                                                Termination Date 0.12% per
                                                annum, and (ii) for the
                                                Interest Accrual Period
                                                related to any Distribution
                                                Date occurring after the first
                                                possible Optional Termination
                                                Date 0.24% per annum, and (y)
                                                the Net Rate Cap for that
                                                Distribution Date.

      Floating Rate Day Count Fraction:         Actual/360

      Reset Dates:                              The first day of each
                                                Calculation Period

   Business Days:                               New York

   Miscellaneous:

      Calculation Agent:                        Party A

      Office: For the purposes of this Transaction, Party A is not a Multibranch Party, and Party B is not a Multibranch Party.

      Transfer:                                 Notwithstanding Section 7 of
                                                the Agreement, Party A may
                                                assign its rights and
                                                obligations under this
                                                Transaction, in whole and not
                                                in part, to any Affiliate of
                                                Holdings effective upon
                                                delivery to Party B of the
                                                guarantee by Holdings, in
                                                favor of Party B, of the
                                                obligations of such Affiliate.

      Governing Law:                            The laws of the State of New
                                                York (without reference to
                                                choice of law doctrine).

      Credit Support Provider:                  With respect to Party A,
                                                Lehman Brothers Holdings Inc.

      Termination Currency:                     USD



       Risk ID: 1216809L / Effort ID: N947865 / Global Deal ID: 2527851

     Additional Provisions:

     1. Payments on Early Termination. For the purpose of Section 6(e) of the Agreement, Loss and the Second Method will apply.

     2. Representations. Section 3 of the Agreement is hereby amended by adding the following additional subsections:

          (a) No Agency. It is entering into this Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

          (b) Eligible Contract Participant. It is an "eligible contract participant" as defined in the Commodity Futures Modernization Act of 2000.

          (c) No Reliance. In connection with the negotiation, entering into and execution of this Transaction, Party B acknowledges and agrees that: (i) Party A is acting for its own account and not as a fiduciary for, or financial or investment advisor to, Party B (or in any similar capacity) regardless of whether Party A provides Party B with market information or its views;
               (ii) Party B is not relying upon any communications (whether written or oral) from Party A as investment advice or as a recommendation to enter into this Transaction (other than the representations expressly set forth in the Agreement), it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction; (iii) Party B has not received from Party A any assurance or guarantee as to the expected results of this Transaction and understands the risks of the Transaction; (iv) Party B has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own independent investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by Party A; and (v) Party B has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives.

          (d) Material Amendment. Party B represents that it will not enter into any amendments or other modification to the Prospectus Supplement or the PSA that would reasonably be expected to have an adverse effect on Party A without at least ten (10) Business Days' prior notice to Party A and the prior written consent of Party A. If Party B does enter into any such an amendment or modification without the prior written consent of Party A, it shall be an Additional Termination Event with respect to Party B.

     3. Netting of Payments. Subparagraph (ii) of Section 2(c) of the Agreement will not apply to any Transaction between the parties hereto.



       Risk ID: 1216809L / Effort ID: N947865 / Global Deal ID: 2527851

     4. Waiver of Trial By Jury. Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this Transaction, and acknowledges that this waiver is a material inducement to the other party's entering into this Transaction hereunder.

     5. Compliance with Regulation AB. Party A and Party B agree that the terms of the Item 1115 Agreement dated as of 24 May, 2006 (the "Regulation AB Agreement"), among IndyMac Bank, F.S.B., IndyMac MBS, Inc., IndyMac ABS and Party A shall be incorporated by reference into this Confirmation so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Exhibit A.

     6. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by Deutsche Bank National Trust Company ("Deutsche Bank"), not individually or personally but solely as the grantor trustee, in the exercise of the powers and authority conferred and vested in it,
          (b) the representations, undertakings and agreements herein made on the part of the Grantor Trust are made and intended not as personal representations, undertakings and agreements by Deutsche Bank but are made and intended for the purpose of binding only the Grantor Trust, (c) nothing herein contained shall be construed as creating any liability on Deutsche Bank, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Confirmation and by any person claiming by, through or under such parties and (d) under no circumstances shall Deutsche Bank be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Grantor Trust under this Confirmation.

Account for Payment to
Party A in USD:                  JPMorgan Chase Bank, New York
                                 ABA # 021000021
                                 A/C of Lehman Brothers Special Financing Inc.
                                 A/C # 066-143543

Account for Payment to
Party B in USD:                  Deutsche Bank Trust Company Americas
                                 ABA# 021001033
                                 Account# 01419663
                                 Account Name: NYLTD Funds Control/Stars West
                                 Ref: IndyMac INDX 2006-AR8



       Risk ID: 1216809L / Effort ID: N947865 / Global Deal ID: 2527851

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number 646-885-9551 (United States of America), Attention:
Documentation.



Yours sincerely,                            Accepted and agreed to:

Lehman Brothers Special Financing Inc.      IndyMac INDX Grantor Trust 2006-AR8
                                            By: Deutsche Bank National Trust Company
/s/ Anatoly Kozlov                          not in its individual capacity but solely
------------------                          as Grantor Trustee
Anatoly Kozlov
Authorized Signatory


                                            By:  /s/ Marion Hogan
                                                 ----------------
                                            Name: Marion Hogan
                                            Title: Associate




       Risk ID: 1216809L / Effort ID: N947865 / Global Deal ID: 2527851


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